Rational Dividend Capture Fund

Class A Shares: HDCAX	Class C Shares: HDCEX	Institutional Shares: HDCTX

October 2, 2019

IMPORTANT NOTICE REGARDING CHANGES IN FUND NAME AND INVESTMENT POLICY FOR RATIONAL DIVIDEND CAPTURE FUND

This Supplement amends certain information contained in the Fund’s Summary Prospectus, dated May 1, 2019, Prospectus, dated May 1, 2019, as revised June 11, 2019 (together, the “Prospectuses”) and Statement of Additional Information, dated May 1, 2019 (“SAI”), each as supplemented to date.

______________________________________________________________________________

The Board of Trustees of Mutual Fund & Variable Insurance Trust (the “Trust”) has approved changes to the Rational Dividend Capture Fund’s (the “Fund”) name, investment policy and principal investment strategies in connection with repositioning the Fund as an equity fund with a hedging component, and the hiring of a new investment sub-adviser for the Fund. As a result, the following changes are expected to take place on or about December 1, 2019:

•	The Fund’s name will change to “Rational Equity Armor Fund.”

•	The Fund’s 80% investment policy under the “Principal Investment Strategy” sections of the Prospectuses will be changed as follows:

Current Policy: “The Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in dividend-paying stocks.”

New Policy: “The Fund will invest at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities.”

•	The Fund will implement material changes to its principal investment strategy in connection with the repositioning as discussed above.

•	In connection with the Fund’s new principal investment strategies, the Fund will be subject to additional risks.

•	Equity Armor Investments, LLC (“Equity Armor”) will replace PVG Asset Management Corp. as investment sub-adviser of the Fund and, subject to the oversight of the Fund’s investment adviser, Rational Advisors, Inc., Equity Armor will be responsible for making investment decisions and executing portfolio transactions for the Fund.

•	Brian Stutland, Managing Partner, Chief Investment Officer and Chief Compliance Officer of Equity Armor; Luke Rahbari, Member and a Portfolio Manager of Equity Armor; and Joseph
1

Tigay, Chief Trading Officer and a Portfolio Manager, will serve as the Portfolio Managers of the Fund and will be primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Stutland will serve as the Fund’s Lead Portfolio Manager. Patrick S. Adams and Tim McIntosh of PVG Asset Management Corp. will no longer serve as the Portfolio Managers of the Fund.

Each of these changes will be reflected in a new prospectus, summary prospectus and statement of additional information dated May 1, 2019, as revised December 1, 2019. In addition, an Information Statement containing information regarding Equity Armor will be distributed to shareholders.

* * * * *

You should read this Supplement in conjunction with the Summary Prospectus, dated May 1, 2019, Prospectus, dated May 1, 2019, as revised June 11, 2019, and SAI, dated May 1, 2019, each as supplemented to date, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-253-0412 or by writing to 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.

2